UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 26, 2015

(Date of earliest event reported)

PennantPark Floating Rate Capital Ltd.

(Exact name of registrant as specified in its charter)

Maryland	814-00891	27-3794690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 31, 2015, PennantPark Floating Rate Capital Ltd. (the “Company”), announced that on August 26, 2015, it amended its multi-currency, senior secured credit facility (the “Credit Facility”), to increase the size of its Credit Facility from $200 million to $290 million, and extend its reinvestment period to August 2018 and maturity date to August 2020. All other terms remain unchanged including our interest rate at London Interbank Offered Rate, or LIBOR, plus 200 basis points. SunTrust Robinson Humphrey, Inc. and Capital One, N.A. acted as joint lead arrangers in connection with the amendment.

The Credit Facility is secured by all of the assets held by PennantPark Floating Rate Funding I, LLC, a wholly-owned subsidiary of the Company, and includes customary covenants, including minimum asset coverage and minimum equity requirements.

The description above is only a summary of the material provisions of the Credit Facility and is qualified in its entirety by reference to the Credit Facility, a copy of which was filed as Exhibit 10.1 to the Company’s Form 10-Q filed on August 6, 2015, and the amendment.

A press release announcing the amendment to the Credit Facility is attached hereto as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1	Press Release of PennantPark Floating Rate Capital Ltd. dated August 31, 2015

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2015	PENNANTPARK FLOATING RATE CAPITAL LTD.

	By:	/s/ Aviv Efrat
Aviv Efrat
Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of PennantPark Floating Rate Capital Ltd. dated August 31, 2015